Exhibit 99.1

Investor Presentation June 16, 2015

Forward Looking Statements This presentation and the accompanying commentary may contain “forward-looking statements” that may be identified by use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” and “potential.” Examples of forward-looking statements include, but are not limited to, estimates with respect to our financial condition and results of operation, strategies and business that are subject to various factors that could cause actual results to differ materially from these estimates. These factors include but are not limited to general and local economic conditions; changes in interest rates, deposit flows, demand for loans, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products, and services. For discussion of these and other risks that may cause actual results to differ from expectations, refer to our Annual Report on Form 10-K, dated March 6, 2015 and our Quarterly Reports on Form 10-Q on file with the Securities and Exchange Commission, including the sections entitled “Risk Factors”. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Except as required by applicable law or regulation, the Company does not undertake, and specifically disclaims any obligation, to release publicly the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of the statements or to reflect the occurrence of anticipated or unanticipated events.

Corporate Overview Fox Chase Bank was established in 1867 in the Fox Chase neighborhood of Philadelphia, PA Entered into Cease & Desist Order with OTS in 2005 – New Board and Management Completed IPO/MHC in September 2006 Completed second step mutual-to-stock conversion in June 2010 Bank converted to a Pennsylvania state-chartered savings bank in 2013 Period ended ($ in millions) March ’15 June ‘10 Total Assets: $1,124 $1,243 Equity $175 $206 Total Loans, Net: $754 $660 Commercial Loans $642 $344 Return on Average Assets: 0.83% 0.20% Net Interest Margin 3.29% 2.31% Efficiency Ratio 62.2% 74.4% Nonperforming Assets/Total Assets 0.55% 2.57% Core Tangible Book Value Per Share (1) $14.88 $13.52 (1) Total stockholders’ equity, excluding the impact of accumulated other comprehensive income, divided by total shares outstanding. Source: Company filing

Operate 10 branches in Philadelphia and Southern New Jersey markets; Bucks, Montgomery and Chester Counties are the three highest median income counties in Pennsylvania; Region characterized by highly diversified service industries Attractive Market Area Source: SNL Financial as of June 30, 2014 Median Projected HH HH Income Deposit Income Change Deposits Market 2014 2014-2019 County Rank Branches ($M) Share (%) ($) (%) Philadelphia 16 1 214.4 0.52 35,735 7.1 Montgomery 16 2 307.9 1.25 78,454 7.2 Bucks 22 3 152.3 0.96 72,932 4.0 Chester 32 1 10.9 0.10 80,383 2.1 PA Totals 7 685.5 Atlantic 15 1 25.6 0.5 51,071 1.8 Cape May 12 2 13.9 0.5 53,428 (0.6) NJ Totals 3 39.5 Aggregate: Entire State of New Jersey 69,176 3.6 Aggregate: Entire State of Pennsylvania 51,961 7.9 Aggregate: National 51,579 4.6

Commercial Strategy Continued transformation to commercial bank Commercial loans – 83% of total loans; CAGR of 32% since 2006 Core deposits – 64% of total deposits; CAGR of 12% since 2006 - 24% of deposits are noninterest bearing - 24% of deposits are business related Increased core noninterest income (excludes gains on sales) to $2.4 million in 2014 from $1.3 million in 2008 (increase is commercial customer driven – primarily cash management fees) Migrating toward Commercial Bank Performance 2014 ROA of 0.76% (1st qtr. 2015 of 0.83%) 2014 NIM of 3.19% (1st qtr. 2015 of 3.29%) 2014 Efficiency Ratio of 61.2% (1st qtr. 2015 of 62.2%) Noninterest expense, excluding valuation adjustments on assets acquired through foreclosure, decreased 2.3% in 2014 While maintaining improved credit metrics Nonperforming assets have declined to $6.2 million (0.55% of assets) Loan Loss Reserve to Total Loans Ratio of 1.46% Loan Loss Reserve Coverage Ratio at 331%

Strong balance sheet: Significant excess capital to grow Interest rate neutral 76% of Commercial Portfolio is variable (50%) or adjustable (25%) Well positioned for an “eventual” increase in interest rates Return of Capital to Shareholders – Since 2nd step conversion: Earned net income of $27.5 million; Repurchased 2.9 million shares of treasury stock for $40.8 million Paid dividends of $16.5 million (cumulative $1.42 per share); Dividend Yield of 3.6% in 2014; Increased quarterly dividend to $0.14 per share. Increased Core Tangible Book Value Per Share from $13.52 to $14.88 (increase of $1.36 per share) Commercial Bank Platform

Fox Chase Bancorp, Inc. Source: Company filing Commercial Loans Represent 83% of Total Loans (32% Compounded Annual Growth since 2006)

Fox Chase Bancorp, Inc. Source: Company filing $186,254 $187,348 $234,537 $334,251 $315,320 $338,729 $374,739 $378,517 $454,903 - 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 900,000 1,000,000 2006 2007 2008 2009 2010 2011 2012 2013 2014 Core Deposits Non-core Deposits Core Deposits Have Grown to 64% of Total Deposits $596,534 $585,560 $608,472 $858,277 $711,763 $676,594 $687,409 $673,715 $711,909

Fox Chase Bancorp, Inc. Source: Company filing

Fox Chase Bancorp, Inc. Source: Company filing 2.42% 3.02% 3.21% 3.08% 3.19% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2010 2011 2012 2013 2014 Stable Net Interest Margin

Fox Chase Bancorp, Inc. Source: Company filing 71.1% 63.1% 64.3% 63.7% 61.2% 56.0% 58.0% 60.0% 62.0% 64.0% 66.0% 68.0% 70.0% 72.0% 2010 2011 2012 2013 2014 Efficiency Ratio - Creating Operating Leverage

Significant Insider Ownership Management and Board Ownership = 12.1% Source: Company filing (1) As of March 27, 2015, includes options exercisable within 60 days. Name Title Financial Experience Beneficial Ownership (1) Date Employed Management Team (# of shares) Thomas M. Petro President and Chief Executive Officer 34 388,010 2005 Jerry D. Holbrook Executive Vice President, Chief Operating Officer 30 283,588 2005 Roger S. Deacon Executive Vice President, Chief Financial Officer 29 191,189 2007 Michael S. Fitzgerald Executive Vice President and Chief Lending Officer 28 71,950 2009 Randy J. McGarry Senior Vice President and Chief Information Officer 24 33,976 2010

Committed to Shareholder Returns Source: Company filings 2nd Step Quarter Annual Conversion 3/31/2015 12/31/2014 12/31/2013 12/31/2012 12/31/2011 12/31/2010 6/29/2010 Shares Outstanding 11,732,991 11,802,791 12,147,803 12,356,564 13,037,310 14,547,173 14,547,173 Cumulative Treasury Stock 2,922,372 2,852,572 2,468,172 2,249,600 1,524,900 Tangible Book Value per Share - Core (1) $ 14.88 $ 14.89 $ 14.65 $ 14.32 $ 13.93 $ 13.69 $ 13.52 EPS (Diluted) for Year $ 0.20 * $ 0.71 $ 0.48 $ 0.43 $ 0.36 $ 0.20 Dividends per Share for Year $ 0.26 * $ 0.60 $ 0.48 $ 0.22 $ 0.10 $ 0.02 Stock Price (Period End) $ 16.83 $ 16.67 $ 17.27 $ 16.65 $ 12.63 $ 11.85 $ 9.59 * - Quarterly Amounts (1) Excludes the impact of accumulated other comprehensive (loss) gain, net of tax, of $666,000 at March 31, 2015, $116,000 at December 31, 2014, ($4.4 million) at December 31, 2013, $4.5 million at December 31, 2012, $6.6 million at December 31, 2011 and $6.5 million at December 31, 2010.

Annualized Total Shareholder Return of 15% Since 2nd Step Conversion Source: SNL Financial

Annual Earnings Trends Source: Company filings Quarter Annual 3/31/15 2014 2013 2012 2011 2010 (Dollars In Thousands) Commercial Loans $ 642,497 $ 607,543 $ 582,282 $ 505,359 $ 439,084 $ 361,097 - % Commercial 84% 83% 80% 73% 64% 55% Core Deposits $ 540,021 $ 454,903 $ 378,517 $ 374,739 $ 338,729 $ 315,320 Net Income $ 2,279 $ 8,195 $ 5,534 $ 5,062 $ 4,779 $ 2,744 EPS (Diluted) $ 0.20 $ 0.71 $ 0.48 $ 0.43 $ 0.36 $ 0.20 ROA 0.83% 0.76% 0.51% 0.50% 0.45% 0.24% Net Interest Margin 3.29% 3.19% 3.08% 3.21% 3.02% 2.42% Efficiency Ratio 62.2% 61.2% 63.7% 64.3% 63.1% 71.1% Credit Costs (1) $ 487 $ 2,316 $ 5,515 $ 5,254 $ 6,141 $ 6,605 Net Charge-Offs $ 23 $ 2,743 $ 623 $ 4,383 $ 6,102 $ 4,375 Nonperforming Assets as a % of Total Assets 0.55% 0.57% 1.35% 2.36% 2.30% 2.72% (1) Total credit costs include (i) provision for loan losses, (ii) valuation adjustments on assets acquired through foreclosure and (iii) net gain on sale of assets acquired through foreclosure.

Fox Chase Bancorp, Inc. Questions and Answers